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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      August 7, 1995



                           PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)




     DELAWARE                         0-9924                     95-2492236
(State of incorporation)      (Commission File Number)         (IRS Employer
                                                          Identification No.)



     2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA            35223
     (Address of principal executive offices)             (Zip Code)



                                 (205) 879-9230
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

          (a)  REDEMPTION OF RIGHTS AND ISSUANCE OF NEW RIGHTS.

          On August 7, 1995, the Board of Directors of Protective Life Corporation (the "Registrant") declared a dividend of one Right for each outstanding share of Common Stock, $.50 par value per share (the "Common Stock") of the Registrant. The Rights will be issued on August 18, 1995 to the stockholders of record on August 18, 1995 and will expire in ten years, subject to earlier redemption. Under certain circumstances, each Right entitles the registered holder to purchase from the Registrant one one-hundredth of a share of Series A Junior Participating Cumulative Preferred Stock, $1.00 par value per share ("Preferred Stock"), of the Registrant or, in certain circumstances, either Common Stock or common stock of an acquiring company at one half the market price of such Common Stock or common stock, as the case may be. The Rights are designed to make it more likely that all the Registrant's stockholders receive fair and equal treatment in the event of any proposed takeover of the Registrant and to guard against the use of partial tender offers or other coercive tactics to gain control of the Registrant. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Registrant and AmSouth Bank of Alabama, as Rights Agent (the "Rights Agent").

EXERCISE PRICE

          When exercisable, except as set forth below, each Right entitles the registered holder to purchase from the Registrant one one-hundredth of a share of Preferred Stock, at a price of $110.00 per one one-hundredth of a share (the "Purchase Price"), subject to adjustment in certain circumstances.

TRANSFER AND DETACHMENT

          Until the "Distribution Date," which is the earlier to occur of (i) ten business days following the time (the "Stock Acquisition Time") of a public announcement or notice to the Registrant that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Common Stock of the Registrant, and (ii) ten business days, or such later date as may be determined by the Board of Directors of the Registrant, after the date of the commencement or announcement by a person of an intention to make a tender offer or exchange offer for an amount of Common Stock which, together with the shares of such stock already owned by such person, constitutes 15% or more of the outstanding shares of such Common Stock, the Rights will be evidenced, with respect to any of the Registrant's Common Stock certificates outstanding as of August 18, 1995, by such Common Stock certificate with a copy of a Summary of Rights attached thereto. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Registrant's Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after August 18, 1995, upon the transfer or issuance of new shares of Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Registrant's Common Stock certificates outstanding as of August 18, 1995, even without a copy of the Summary of Rights attached thereto, will also

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constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate.

          As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

EXERCISABILITY

          The Rights are not exercisable until the Distribution Date. The Rights will expire on August 18, 2005 unless earlier redeemed by the Registrant.

RIGHT TO ACQUIRE STOCK AT HALF PRICE

          In the event that after the Stock Acquisition Time, the Registrant is acquired in a merger or other business combination transaction or 50% or more of the Registrant's assets, cash flow or earning power are sold or otherwise transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right, upon the exercise thereof at the then current exercise price of the Right, shall thereafter be entitled to receive that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value (as defined in the Rights Agreement) of two times the exercise price of the Right. In the event that the Registrant is the surviving corporation of a merger and its Common Stock is changed or exchanged, proper provision shall be made so that each holder of a Right will thereafter have the right to receive upon exercise that number of shares of common stock of the other party to the transaction having a market value of two times the exercise price of the Right.

          In the event that a person or group becomes an Acquiring Person (otherwise than pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms which are determined to be fair and in the best interests of the Registrant and its stockholders by a majority of the members of the Board of Directors of the Registrant who are not Acquiring Persons or representatives or nominees of or affiliated or associated with an Acquiring Person), proper provision shall be made so that each holder of a Right, other than Rights that were beneficially owned by the Acquiring Person, which will thereafter be void, will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value (as defined in the Rights Agreement) of two times the exercise price of the Right. A person or group will not be deemed to be an Acquiring Person if the Board of Directors of the Registrant determines that such person or group became an Acquiring Person inadvertently and such person or group promptly divests itself of a sufficient number of shares of Common Stock so that such person or group is no longer an Acquiring Person.

ADJUSTMENTS

          The Purchase Price payable and the number of shares of Preferred Stock or other securities or property issuable upon the exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on or a subdivision, combination or reclassification of the shares of Preferred Stock, (ii) upon the fixing of a record date for the

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issuance to holders of Preferred Stock of certain rights, options or warrants to subscribe for shares of Preferred Stock or convertible securities at less than the current market price of shares of Preferred Stock or (iii) upon the fixing of a record date for the making of a distribution to holders of shares of Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends not exceeding 125% of the last regular periodic cash dividend or dividends payable in shares of Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of Rights and the number of shares of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the case of a stock split, combination or stock dividend on the shares of Common Stock prior to the Distribution Date.

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market value of shares of Common Stock on the last trading date prior to the date of exercise.

REDEMPTION OR EXCHANGE

          At any time prior to the earlier of (i) the Stock Acquisition Time and
(ii) August 18, 2005, the Registrant, by resolution of its Board of Directors, may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors of the Registrant electing to redeem the Rights (or at such time subsequent to such action as the Board of Directors may determine), the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          At any time after a person becomes an Acquiring Person and prior to the acquisition by such person of 50% or more of the outstanding Common Stock of the Registrant, the Board of Directors of the Registrant, may exchange the Rights (other than Rights beneficially owned by such person which have become void), in whole or in part, for Common Stock of the Registrant at an exchange ratio of one share of Common Stock per Right (subject to adjustment). The Registrant may at its option substitute shares of Preferred Stock (or other series of substantially similar preferred stock of the Registrant) for some or all of the shares of Common Stock exchangeable for Rights, at an exchange ratio of one one-hundredth of a share of Preferred Stock (or such other series of preferred stock) for each share of Common Stock to be exchanged.

PREFERRED STOCK

          The shares of Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock the Registrant may issue (unless otherwise provided in the terms of such preferred stock or in the Registrant's Certificate of Incorporation). Each share of Preferred Stock will be entitled to receive, in the aggregate, a dividend in an amount equal to 100 times the dividend per share of Common Stock, or, if greater, $10.00 per year. In the event of liquidation, the holders of shares of Preferred Stock will be entitled to receive a minimum liquidation payment equal to the greater of $10.00 per share or an amount equal to 100 times the amount to be paid in liquidation per share of Common Stock. Each share of Preferred Stock will have 100 votes, voting together with the shares of Common Stock. In addition, if dividends on the Preferred Stock are in arrears for four

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consecutive quarterly payment periods, the holders of the shares of Preferred
Stock will have the right, voting as a class, to elect two members to the Board of Directors of the Registrant. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount and type of consideration received per share of Common Stock. The rights of the shares of Preferred Stock as to dividends and liquidation, and in the event of mergers and consolidations, are protected by antidilution provisions.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Registrant, including, without limitation, the right to vote or to receive dividends.

AMENDMENT

          The Rights and the Rights Agreement can be amended by the Board of Directors of the Registrant in any respect (including, without limitation, any extension of the period in which the Right Certificates may be redeemed) at any time prior to the Stock Acquisition Time. From and after such time, without the approval of the stockholders of the Registrant or the holders of the Rights, the Board of Directors may only supplement or amend the Rights Agreement in order
(i) to cure any ambiguity, (ii) to correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provision in the Rights Agreement, (iii) to shorten or lengthen any time period under the Rights Agreement or (iv) to make any changes or supplements which the Registrant may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an affiliate or associate of any such person), provided that any such action by the Board of Directors must have the concurrence of a majority of the Continuing Directors (as defined in the Rights Agreement) and provided that the Continuing Directors constitute a majority of directors then in office, and provided that the Rights Agreement may not be supplemented or amended to lengthen (A) a time period relating to when the Rights may be redeemed or to modify the ability (or inability) of the Registrant's Board of Directors to redeem the Rights, in either case at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the Rights of or the benefits to the holders of Rights (other than an Acquiring Person or an affiliate or associate of any such person).

ISSUANCE OF RIGHTS

          Each outstanding share of Common Stock on August 18, 1995 will receive one Right. As long as the Rights are attached to the shares of Common Stock, the Registrant will issue one Right with each share of Common Stock it issues, so that all such shares have attached Rights. 400,000 shares of Preferred Stock have been reserved for issuance upon exercise of the Rights.

          A copy of the Rights Agreement, which includes as Exhibit B the form of Right Certificate, is attached hereto as Exhibit 2 and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such Exhibit.

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EXISTING RIGHTS

          On August 7, 1995, the Board of Directors authorized the redemption of the currently outstanding preferred share purchase rights effective August 18, 1995, at a redemption price of $0.005 per right payable on September 1, 1995 to holders of record of such rights on August 18, 1995.

          (b)  AMENDMENT OF BY-LAWS.

          The Registrant's Board of Directors in August 1995 amended the By-laws of the Registrant to clarify certain provisions and to provide additional procedural flexibility to the Board.

          New Section 5 was added to Article II to allow the postponement of any previously scheduled annual or special meeting of the stockholders. New Sections 6 and 7 were added to Article II to establish the procedures to be followed in order for business to be brought before an annual meeting of stockholders. These provisions require, among other things, that notice be given to the Registrant, a specified period of time before an annual meeting, of the nomination by a stockholder of any person for election to the Board of Directors and of any other business that a stockholder desires to be brought before the meeting. Information about the stockholder, the stockholder's nominees to the Board, if any, and the nature of any other proposals by such stockholder must be included in the stockholder's notice. New Sections 15 and 16 were also added to Article II in conformity with the provisions of Section 231 of the Delaware General Corporation Law, relating to the appointment and duties of inspectors of elections for publicly-held companies and providing that the presiding officer of a stockholder meeting will announce the date and time of the opening and closing of the polls at such meeting. Certain other technical changes have been made such as (i) providing for notice of directors' meetings by facsimile transmission (Article III, Section 5), and (ii) in accordance with the provisions of Section 141(e) of the Delaware General Corporation Law, explicitly providing that directors will be protected in relying in good faith upon the Registrant's records, and upon information, opinions, reports or statements by the Registrant's officers, employees or Board committees, or by professionals or experts chosen with reasonable care (Article III, Section 9).

          The foregoing description of the amendments is qualified in its entirety by reference to the full text of the amended By-laws of the Registrant, a copy of which is attached hereto as an Exhibit and is incorporated herein by reference.


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ITEM 7.   EXHIBITS

          1. Copy of By-laws of Registrant, as amended August 7, 1995 and presently in effect.

          2. Rights Agreement between the Registrant and AmSouth Bank of Alabama, Rights Agent, dated as of August 7, 1995, which includes as Exhibit B the form of Right Certificate.

          3.   Form of a letter to the Registrant's stockholders.

          4.   Press Release issued by the Registrant on August 7, 1995.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                         PROTECTIVE LIFE CORPORATION
                         (Registrant)



                         By:   /s/Jerry W. DeFoor






                              Jerry W. DeFoor
                              Vice President and Controller
                              and Chief Accounting Officer


DATE:  August 7, 1995



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                                  EXHIBIT INDEX


Exhibit No.    Description

     1. Copy of By-laws of Registrant, as amended August 7, 1995 and presently in effect.

     2. Rights Agreement between the Registrant and AmSouth Bank of Alabama, Rights Agent, dated as of August 7, 1995, which includes as Exhibit B the form of Right Certificate.

     3.        Form of a letter to the Registrant's stockholders.

     4.        Press Release issued by the Registrant on August 7, 1995.

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